CADRE LIQUID ASSET FUND -- U.S. GOVERNMENT SERIES
CADRE LIQUID ASSET FUND -- MONEY MARKET SERIES
CADRE AFFINITY FUND -- U.S. GOVERNMENT SERIES
CADRE AFFINITY FUND -- MONEY MARKET SERIES
SWEEPCASH U.S. GOVERNMENT MONEY MARKET FUND
SWEEPCASH MONEY MARKET FUND
CADRE RESERVE FUND -- U.S. GOVERNMENT SERIES
CADRE RESERVE FUND -- MONEY MARKET SERIES
CMG ADVISOR SERIES
(SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST) (THE "FUNDS")

SUPPLEMENT DATED APRIL 1, 2002 TO THE PROSPECTUSES OF THE FUNDS DATED
JANUARY 31, 2002 AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2002

The following information supplements and should be read in conjunction with the information provided in the Funds' prospectuses, each dated January 31, 2002 and statement of additional information dated January 29, 2002.

PROSPECTUSES

Under the section "HOW TO BUY SHARES - GENERAL INFORMATION" the initial sentence should by deleted and replaced with the following sentence:

"Shares of the Fund may be purchased on any business day through Ambac Securities, Inc. (the "Distributor")."

Any additional references to Cadre Securities, Inc. and/or the Distributor in the prospectuses should be amended to read "Ambac Securities, Inc."

STATEMENT OF ADDITIONAL INFORMATION

Under the section "PURCHASING SHARES" the initial sentence should by deleted and replaced with the following sentence:

"As described under "HOW TO BUY SHARES" in the Prospectuses, shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by Ambac Securities, Inc., as a distributor of the Funds' shares (the "Distributor")."

Any additional references to Cadre Securities, Inc. and/or the Distributor in the Statement of Additional Information should be amended to read "Ambac Securities, Inc."




                 THIS SUPPLEMENT PROVIDES ADDITIONAL INFORMATION
                                 ABOUT THE FUND.
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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